                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                November 4, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MARYLAND                   1-13232                    84-1259577
----------------------------      -------------             -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation or            File Number)             Identification No.)
       organization)

                    2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                       SUITE 2-1000, DENVER, CO 80222-7900
  -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company ("Aimco"), dated November 4, 2002, attached hereto as Exhibit 99.1 is incorporated herein by reference. Aimco held a quarterly earnings conference call on November 5, 2002 for which a replay will be available until November 19, 2002. The replay may be accessed by calling 800-642-1687 or, for international callers 706-645-9291. The replay conference identification number is 6019228.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                The following exhibits are filed with this report:

                Exhibit Number                    Description

                99.1 Press Release of Apartment Investment and Management Company, dated November 4, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: November 5, 2002

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Paul J. McAuliffe
                                      ------------------------------------------
                                             Paul J. McAuliffe
                                             Executive Vice President and Chief
                                             Financial Officer


                                             By: /s/ Thomas C. Novosel
                                      ------------------------------------------
                                             Thomas C. Novosel
                                             Senior Vice President and Chief
                                             Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Press Release of Apartment Investment and Management
                           Company, dated November 4, 2002.